                                                                   EXHIBIT 10.53



                 Pro Forma Consolidated Financial Statements of

                                GLAMIS GOLD LTD.
                    (Expressed in thousands of U.S. dollars)

                          Year ended December 31, 1998

                                  (Unaudited)

Refer to note 1 to the pro forma consolidated financial statements for a description of the transaction, the entities involved and what this pro forma presentation shows.

GLAMIS GOLD LTD.
Pro Forma Consolidated Balance Sheet
(Expressed in thousands of U.S. dollars)
(Unaudited)

=========================================================================================================================
                                                                  Rayrock                                     Pro forma
                                           Glamis Gold Ltd.    Resources Inc.                            Glamis Gold Ltd.
                                              December 31,      December 31,             Pro forma          December 31,
                                                  1998             1998                 adjustments                1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                        (note 2)
Assets

Cash and cash equivalents                     $  26,170         $  52,872             $ (35,073)(a)         $  33,969
                                                                                        (10,000)(a)

Other current assets                             12,048            15,271                (6,364)(a)            20,955
-------------------------------------------------------------------------------------------------------------------------
                                                 38,218            68,143               (51,437)               54,924

Plant and equipment and mine
  development costs                              79,655            40,702                (1,343)(a)           119,014

Other assets                                      1,288            11,546                (3,408)(a)            16,990
                                                                                          7,564 (b)
-------------------------------------------------------------------------------------------------------------------------

                                              $ 119,161         $ 120,391             $ (48,624)            $ 190,928
=========================================================================================================================
Liabilities and Shareholders' Equity

Liabilities:
    Current liabilities                       $   4,062         $   7,879             $      --             $  11,941
    Long-term debt                                   --             4,028                    --                 4,028
    Reserve for reclamation costs                 2,523            10,499                    --                13,022
    Deferred income taxes                         2,217             2,442                    --                 4,659
-------------------------------------------------------------------------------------------------------------------------
                                                  8,802            24,848                    --                33,650

Shareholder's equity:
    Share capital (note 3)                      109,587            88,351                46,919 (a)            156,506
                                                                                        (88,351)(a)
    Contributed surplus                              63               840                  (840)(a)                63
    Cumulative translation adjustment
                                                     --             4,009                (4,009)(a)                --
    Retained earnings                               709             9,907                (9,907)(a)               709
-------------------------------------------------------------------------------------------------------------------------
                                                110,359           103,107               (56,188)              157,278
    Deduct reciprocal shareholdings                  --            (7,564)                7,564(b)                 --
-------------------------------------------------------------------------------------------------------------------------
                                                110,359            95,543               (48,624)              157,278
-------------------------------------------------------------------------------------------------------------------------

                                              $ 119,161         $ 120,391             $ (48,624)            $ 190,928
=========================================================================================================================

See accompanying notes to pro forma consolidated financial statements.

GLAMIS GOLD LTD.
Pro Forma Consolidated Statement of Operations
(Expressed in thousands of U.S. dollars, except per share amounts)
(Unaudited)

=================================================================================================================
                                                                   Rayrock                             Pro forma
                                       Glamis Gold Ltd.      Resources Inc.                      Glamis Gold Ltd.
                                            Year ended          Year ended                            Year ended
                                           December 31,       December 31,             Pro forma     December 31,
                                                  1998               1998            adjustments            1998
-----------------------------------------------------------------------------------------------------------------
                                                                                   (note 2)

Revenues                                       $ 32,869          $ 48,817          $     --             $ 81,686
Cost of production                               21,807            38,987            (1,571)(c)           60,085
                                                                                        862(d)
-----------------------------------------------------------------------------------------------------------------
                                                 11,062             9,830              (709)              21,601

Expenses:
    Depreciation and depletion                    8,871            14,185              (862)(d)           22,194
    Royalties                                     2,046                --             1,571(c)             3,617
    Selling, general and administrative           2,558             9,017                --               11,575
    Exploration                                      34             6,548                --                6,582
    Write-down of investments and
      properties                                  1,091            19,804                --               20,895
-----------------------------------------------------------------------------------------------------------------
                                                 14,600            49,554               709               64,863
-----------------------------------------------------------------------------------------------------------------

Loss from operations                             (3,538)          (39,724)               --              (43,262)

Interest and other income                         1,543             3,377                --                4,920

Interest and amortization of financing
  costs                                             (63)             (663)               --                 (726)
-----------------------------------------------------------------------------------------------------------------

Loss before income taxes and the
  under-noted                                    (2,058)          (37,010)               --              (39,068)

Provision for (recovery of) income taxes            (51)              (71)               --                 (122)
-----------------------------------------------------------------------------------------------------------------

Loss before the under-noted                      (2,007)          (36,939)               --              (38,946)

Share of loss of associated companies                --              (506)               --                 (506)

Minority interest in loss of subsidiary              --             2,037                --                2,037
-----------------------------------------------------------------------------------------------------------------
Loss for the year                              $ (2,007)         $(35,408)         $     --             $(37,415)
=================================================================================================================
Loss per share (note 3)                        $  (0.06)                                                $  (0.57)
=================================================================================================================

See accompanying notes to pro forma consolidated financial statements

GLAMIS GOLD LTD.
Notes to Pro Forma Consolidated Financial Statements
(Tables expressed in thousands of U.S. dollars)
(Unaudited)
December 31, 1998
================================================================================

1. PLAN OF ARRANGEMENT AND BASIS OF PRESENTATION:

   The accompanying pro forma consolidated financial statements have been prepared for purposes of inclusion in a Form 8-K amendment being filed by Glamis Gold Ltd. ("Glamis"). The pro forma consolidated financial statements give effect to the arrangement between Glamis and Rayrock Resources Inc. ("Rayrock") which resulted in the exchange by the shareholders of Rayrock of their multiple voting shares and subordinate voting shares of Rayrock, at their election, into 2.4 common shares of Glamis for each Rayrock multiple voting share or subordinate voting share held, or 1.6 common shares of a Glamis and Cdn. $3.00 ($1.94) for each Rayrock multiple voting share or subordinate voting share held. BlackRock Ventures Inc. ("BlackRock"), a significant shareholder of Rayrock and a company that Rayrock is a significant shareholder of, has agreed to acquire the shares of Magin Energy Inc. ("Magin"), a company Rayrock holds as an investment, in lieu of a portion of the common shares of Glamis otherwise issuable to BlackRock.

   For accounting purposes, the transaction has been accounted for as an acquisition of Rayrock by Glamis. The pro forma consolidated financial statements have been prepared using the purchase method whereby the net assets of Rayrock have been recorded at their fair values.

   These pro forma consolidated financial statements include:

   (a) a pro forma consolidated balance sheet prepared from the consolidated balance sheet of each of Glamis and Rayrock as at December 31, 1998, which gives pro forma effect to the acquisition of Rayrock and the assumptions as described in note 2, as if these transactions occurred on December 31, 1998; and

   (b) a pro forma consolidated statement of operations for the year ended December 31, 1998 prepared from the consolidated statement of operations of each of Glamis and Rayrock for the year ended December 31, 1998, which gives pro forma effect to the acquisition of Rayrock and the assumptions as described in note 2, as if these transactions occurred on January 1, 1998.

   These pro forma consolidated financial statements are not necessarily indicative of the financial position of Glamis as at the time of closing of the transaction referred to above, nor of the future operating results of Glamis as a result of the transaction.

   The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements of Glamis for the year ended December 31, 1998 and the consolidated financial statements of Rayrock for the year ended December 31, 1998.

GLAMIS GOLD LTD.
Notes to Pro Forma Consolidated Financial Statements, page 2
(Tables expressed in thousands of U.S. dollars)
(Unaudited)

December 31, 1998
================================================================================

2. Pro forma assumptions:

   The pro forma consolidated balance sheet has been prepared based on the balance sheets of Glamis and Rayrock as at December 31, 1998 and gives effect to the following transactions as if they had occurred at December 31, 1998:

   (a) Acquisition of Rayrock:

       (i) the issuance of 29,277,820 common shares of Glamis to the shareholders of Rayrock at a value of Cdn. $2.42 ($1.60) per common share, being the estimated fair value at February 26, 1999;

       (ii) the payment of cash of Cdn. $52,883,000 ($35,073,000) to the shareholders of Rayrock;

       (iii) the transfer of the 3,285,800 common shares of Magin held by Rayrock to BlackRock at a value of Cdn. $2.92 ($1.94) per common share, being the book value of Magin at December 31, 1998 (which approximated the fair value of Magin at February 26, 1999); and

       (iv) the payment of $10,000,000 for estimated transaction related costs.

       The total consideration was $98,356,000. The excess of the book value of the net assets of Rayrock over the consideration given has been reflected as a reduction in the book value of plant and equipment and mine development costs and other assets in the pro forma consolidated balance sheet.

   (b) Reclassification of reciprocal shareholdings:

       The reclassification of BlackRock reciprocal shareholdings to other assets, as there would no longer be any material reciprocal shareholdings by BlackRock of Glamis.

   The pro forma consolidated statement of operations gives effect to the following assumptions as if the transactions described above had occurred on January 1, 1998:

   (c) The reclassification of royalties expense of Rayrock from cost of production to a separate expense caption; and

   (d) The reclassification of accrued end of mine life reclamation expense of Rayrock from depreciation and depletion to cost of production.

GLAMIS GOLD LTD.
Notes to Pro Forma Consolidated Financial Statements, page 3
(Tables expressed in thousands of U.S. dollars)
(Unaudited)

December 31, 1998
================================================================================

3. Share capital:

   (a) After giving effect to the pro forma assumptions in note 2, the issued and fully paid share capital of Glamis is as follows:

==========================================================================================================
                                                                               Number
                                                                              of shares            Amount
----------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                                                   38,860,612         $  109,587

 Acquisition of Rayrock by way of common shares and cash (note 2(a))         29,277,820             46,919
----------------------------------------------------------------------------------------------------------

Pro forma balance, December 31, 1998                                         68,138,432         $  156,506
==========================================================================================================

   (b) Options, warrants and other share capital rights:

       Reference should be made to the notes to the consolidated financial statements referred to above for each of Glamis and Rayrock for commitments to issue common shares pursuant to options, warrants and rights. The arrangement agreement provides that on the effective date of the arrangement, all outstanding commitments to issue common shares of Rayrock pursuant to options, warrants and rights will be converted into options, warrants and rights of Glamis on the basis of each right to acquire one Rayrock share will be converted into a right to acquire 2.71 Glamis shares, with a corresponding adjustment to the exercise price. Accordingly, on closing, the 1,649,500 outstanding share purchase options of Rayrock were converted into 4,470,145 share purchase options of Glamis.

4. Loss per share:

   The calculations of pro forma loss per share in the pro forma consolidated statement of operations for the year ended December 31, 1998 is based on the weighted average number of common shares of Glamis that would have been outstanding for the year ended December 31, 1998 had the transactions described in note 2 occurred on January 1, 1998.